UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 27, 2017 (December 21, 2017)

Estre USA Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37561	46-4583763
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1830, Presidente Juscelino Kubitschek Avenue, Tower I, 3rd Floor Itaim Bibi São Paulo Brazil (Address of principal executive offices)	04543-900 (Zip code)

+55 11 3709-2300
(Registrant’s telephone number, including area code)

Boulevard Acquisition Corp. II
399 Park Avenue, 6th Floor
New York, NY
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.                                        Entry into a Material Definitive Agreement.

On December 21, 2017, the business combination of Estre USA Inc., formerly known as Boulevard Acquisition Corp. II (the “Company”) and Estre Ambiental S.A. (“Estre”) was completed pursuant to the terms of the Amended and Restated Business Combination Agreement, dated as of September 11, 2017, as amended on December 7, 2017 and December 13, 2017, (the “Transaction Agreement”), by and among the Company, Estre, Estre Ambiental, Inc., formerly known as Boulevard Acquisition Corp II Cayman Holding Company (“ESTR”), and BII Merger Sub Corp. (“Merger Sub”) which, among other things, provided for the merger of Merger Sub with and into Boulevard (the “Merger” and, together with the other transactions described therein, the “Transaction”). In connection with the consummation of the Transaction, the Company became a partially-owned subsidiary of ESTR and its name was changed to Estre USA Inc. The following agreements were entered into among the various parties to the Transaction:

Description of Forfeiture and Waiver Agreement

In connection with the Transaction, the Company entered into the Forfeiture and Waiver Agreement, dated August 15, 2017, with Estre and Boulevard Acquisition Sponsor II, LLC (the “Sponsor”), which was amended on December 7, 2017 (as amended, the “Forfeiture and Waiver Agreement”). Pursuant to the Forfeiture and Waiver Agreement, the Sponsor agreed to cause the forfeiture and surrender to the Company, for no consideration, of 3,700,000 shares of the Company’s Class B common stock, par value $0.0001 per share (the “Boulevard Class B Common Stock” or “Founder Shares”). Pursuant to the Forfeiture and Waiver Agreement, such shares of Boulevard Class B Common Stock were forfeited upon completion of the Transaction.

The foregoing is a summary of the material terms of the Forfeiture and Waiver Agreement, and is qualified in its entirety by reference to the full text of the Forfeiture and Waiver Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Description of Exchange and Support Agreement

Upon the closing of the Transaction, ESTR, the Company and the holders of Founder Shares (the “Initial Stockholders”), which Founder Shares (other than those forfeited pursuant to the Forfeiture and Waiver Agreement) remained outstanding following completion of the Merger, entered into the Exchange and Support Agreement, dated as of December 21, 2017 (the “Exchange and Support Agreement”). Pursuant to the terms of the Exchange and Support Agreement, the Initial Stockholders will have the right to, from time to time, commencing on the first anniversary of the closing of the Transaction, exchange any or all of their Founder Shares for the same amount of ordinary shares, par value $0.0001 per share, of ESTR (the “Ordinary Shares”). Upon such exchange, an equal number of ESTR Class B shares, par value $0.0001 per share (the “ESTR Class B Shares”), which were received by the Initial Stockholders in the Merger, held by the exchanging shareholder shall be automatically surrendered to ESTR for no consideration and, accordingly, the exchanging shareholder shall cease to be a holder of such ESTR Class B Shares. The right to make such exchange will expire on the seventh anniversary of the date of the Exchange and Support Agreement.

The foregoing is a summary of the material terms of the Exchange and Support Agreement, and is qualified in its entirety by reference to the full text of the Exchange and Support Agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Description of Registration Rights and Lock-Up Agreement

Upon the closing of the Transaction, ESTR, certain persons and entities which hold the Ordinary Shares and the Sponsor holding certain of the warrants, issued by the Company, to acquire shares of Class A Common Stock that were outstanding immediately prior to the closing of the Transaction, as converted in the Merger such that they represent the right to acquire the same number of Ordinary Shares, at the same exercise price and on the same terms as in effect immediately prior to the closing of the Transaction (the “Converted Warrants”) (collectively, the “Investors”) entered into the Registration Rights and Lock-Up Agreement, dated as of December 21, 2017 (the “Registration Rights and Lock-Up Agreement”). Pursuant to the terms of the Registration Rights and Lock-Up Agreement, ESTR is obligated to file, after it becomes eligible to use Form F-3 or its successor form, a shelf registration statement to register the resale by the Investors of the Ordinary Shares issuable in connection with the Transaction. The Registration Rights and Lock-Up Agreement also provides the Investors with demand, “piggy-back” and Form F-3 registration rights, subject to certain minimum requirements and customary conditions. The Registration Rights and Lock-Up Agreement also provides that certain Investors are restricted from selling their Ordinary Shares for a period of one year following the closing of the Transaction, subject to certain exceptions.

The foregoing is a summary of the material terms of the Registration Rights and Lock-Up Agreement, and is qualified in its entirety by reference to the full text of the Registration Rights and Lock-Up Agreement, a copy of which is attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Description of Warrant Amendment

Pursuant to the Transaction Agreement, the Company, ESTR and the Continental Stock Transfer & Trust Company (“Continental”) entered into the Assignment, Assumption and Amendment Agreement, dated as of December 21, 2017 (the “Warrant Amendment”) pursuant to which the Company assigned to ESTR, and ESTR assumed, all of the Company’s right, title and interest in and to the Warrant Agreement, dated as of September 21, 2015, by and between the Company and Continental, and the parties thereto agreed to certain amendments to reflect the fact that the Converted Warrants are, as a result of the Merger, exercisable for Ordinary Shares.

The foregoing is a summary of the material terms of the Warrant Amendment, and is qualified in its entirety by reference to the full text of the Warrant Amendment, a copy of which is attached as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01.                                        Completion of Acquisition or Disposition of Assets.

On December 21, 2017, the Transaction was completed pursuant to the terms of the Transaction Agreement and Merger Sub merged with and into Boulevard. Prior to the consummation of the Transaction, Estre and ESTR completed the Pre-Closing Restructuring pursuant to which, immediately prior to effecting the Merger, the holders of the share capital of Estre other than Angra Infra Multiestratégia Fundo de Investimento em Participações converted their shares of Estre into 28,984,886 Ordinary Shares (when taken together with the 1,983,000 Ordinary Shares issued to Estre Ambiental Employee SPV, Inc. immediately prior to the closing of the Transaction), and Estre, as a result, became a partially-owned indirect subsidiary of ESTR. As a result of and upon consummation of the Merger, Boulevard became a partially-owned subsidiary of ESTR and former public security holders of Boulevard became security holders of ESTR.

Pursuant to the terms of the Transaction Agreement, at the effective time of the Merger: (i) the holders of shares of Boulevard’s Class A common stock (the “Class A Common Stock” or the “Public Shares”) issued and outstanding immediately prior to the effective time of the Merger (other than any redeemed shares) received one Ordinary Share in exchange for each share of the Class A Common Stock held by them; (ii) the holders of shares of Boulevard Class B Common Stock issued and outstanding immediately prior to the effective time of the Merger retained such shares in Boulevard, and also received one ESTR Class B Share for each share of Boulevard Class B Common Stock held by them, which provide for voting rights only and no economic rights; and (iii) the former equity holders of Estre received an aggregate of 28,984,886 Ordinary Shares (when taken together with the 1,983,000 Ordinary Shares issued to Estre Ambiental Employee SPV, Inc. immediately prior to the closing of the Transaction). As a result of the Transaction, Estre became a partially-owned indirect subsidiary of ESTR. In addition, commencing 12 months following the consummation of the Transaction, the holders of shares of Boulevard Class B Common Stock will be entitled to exchange their shares of Boulevard Class B Common Stock for Ordinary Shares (on a share-for-share basis) and, upon such exchange, an equal number of ESTR Class B Shares held by the exchanging shareholder will be automatically surrendered to ESTR for no consideration. As a result of the Transaction, each of the Company’s outstanding warrants ceased to represent a right to acquire shares of Class A Common Stock and instead represent the right to acquire the same number of Ordinary Shares, at the same exercise price and on the same terms as in effect immediately prior to the closing of the Transaction.

Immediately following the consummation of the Transaction, the issued share capital of ESTR consisted of 45,636,732 Ordinary Shares and 5,550,000 ESTR Class B Shares.

The Ordinary Shares and warrants commenced trading on The NASDAQ Stock Market LLC under the ticker symbol “ESTR” and “ESTRW,” respectively on December 22, 2017. The foregoing description of the Merger and the Transaction Agreement is qualified in its entirety by reference to the Transaction Agreement, which is filed as Exhibit 2.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 3.01.                                        Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing; Material Modification to Rights of Security Holders.

On December 21, 2017, in connection with the consummation of the Transaction, the Company notified NASDAQ that the Merger had become effective and requested that NASDAQ file a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to notify the Securities and Exchange Commission (the “SEC”) that the Company’s Class A Common Stock, warrants and units were to be delisted and deregistered under Section 12(b) of the Exchange Act. As a result of the Merger having become effective, NASDAQ determined to permanently suspend trading of the Company’s Class A Common Stock, warrants and units prior to the opening of trading on December 22, 2017. The deregistration will become effective 10 days from the filing of the Form 25, which occurred on December 22, 2017. The Company intends to file a Form 15 with the SEC in order to complete the deregistration of the Company’s securities under the Exchange Act.

Item 3.03.                                        Material Modifications to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the disclosure set forth in Items 1.01 and 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.01.                                        Changes in Control of Registrant.

To the extent required by Item 5.01 of Form 8-K, the disclosure set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Transaction, each of Marc Lasry, Stephen S. Trevor, Robert J. Campbell, Joel Citron and Darren Thompson ceased to be a director of the Company. Following the Transaction, ESTR, as the sole holder of shares of Class A Common Stock of the Company, appointed Sergio Pedreiro and Fabio D’Avila to serve as directors of the Company.

Also, in connection with consummation of the Transaction, the following officers of the Company resigned their respective positions: Stephen S. Trevor (President, Chief Executive Officer, and Secretary), Thomas Larkin (Chief Financial Officer) and Randy Takian (Vice President of Acquisitions). Following the Transaction, the board of directors of the Company appointed the following officers: Sergio Pedreiro (President) and Fabio D’Avila (Secretary and Treasurer).

Item 5.03.                                        Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Transaction, at the effective time of the Merger, the amended and restated certificate of incorporation of the Company was amended to, among other things, change the name of the surviving corporation “Estre USA Inc.” The certificate of incorporation of the surviving corporation is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description
2.1*

Business Combination Agreement, dated August 15, 2017, by and between the Company and Estre (incorporated by reference to Exhibit 2.1 of the Registrant’s Current Report on Form 8-K, filed with the SEC on August 21, 2017).

2.2*

Amended and Restated Business Combination Agreement, dated September 11, 2017, by and among the Company, Estre, Newco and Merger Sub. (incorporated by reference to Exhibit 2.1 of the Registrant’s Current Report on Form 8-K, filed with the SEC on September 12, 2017).

2.3*

Amendment No. 1 to the Amended and Restated Business Combination Agreement, dated December 7, 2017, by and among the Company, Estre, ESTR and Merger Sub. (incorporated by reference to Exhibit 2.1 of the Registrant’s Current Report on Form 8-K, filed with the SEC on December 8, 2017).

2.4*

Amendment No. 2 to the Amended and Restated Business Combination Agreement, dated December 13, 2017, by and among the Company, Estre, ESTR and Merger Sub. (incorporated by reference to Exhibit 2.1 of the Registrant’s Current Report on Form 8-K, filed with the SEC on December 18, 2017).

3.1	Certificate of Incorporation of Estre USA Inc.

10.1

Forfeiture and Waiver Agreement, dated August 15, 2017, as amended on December 7, 2017, by and among the Company, Estre and the Sponsor (incorporated by reference to Exhibit 2.2 of the Registrant’s Current Report on Form 8-K, filed with the SEC on December 7, 2017).

10.2	Exchange and Support Agreement dated December 21, 2017, by and among ESTR, the Company and each of the holders of Founder Shares.

10.3

Registration Rights and Lock-Up Agreement, dated December 21, 2017, by and among ESTR, the Sponsor and certain other persons and entities which will hold Ordinary Shares upon the Closing pursuant to the terms of the Transaction Agreement.

10.4	Warrant Amendment dated December 21, 2017, by and among the Company, ESTR and Continental Stock Transfer & Trust Company.

* Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

EXHIBIT INDEX

Exhibit No.	Description
2.1*

Business Combination Agreement, dated August 15, 2017, by and between the Company and Estre (incorporated by reference to Exhibit 2.1 of the Registrant’s Current Report on Form 8-K, filed with the SEC on August 21, 2017).

2.2*

Amended and Restated Business Combination Agreement, dated September 11, 2017, by and among the Company, Estre, Newco and Merger Sub. (incorporated by reference to Exhibit 2.1 of the Registrant’s Current Report on Form 8-K, filed with the SEC on September 12, 2017).

2.3*

Amendment No. 1 to the Amended and Restated Business Combination Agreement, dated December 7, 2017, by and among the Company, Estre, ESTR and Merger Sub. (incorporated by reference to Exhibit 2.1 of the Registrant’s Current Report on Form 8-K, filed with the SEC on December 8, 2017).

2.4*

Amendment No. 2 to the Amended and Restated Business Combination Agreement, dated December 13, 2017, by and among the Company, Estre, ESTR and Merger Sub. (incorporated by reference to Exhibit 2.1 of the Registrant’s Current Report on Form 8-K, filed with the SEC on December 18, 2017).

3.1	Certificate of Incorporation of Estre USA Inc.

10.1

Forfeiture and Waiver Agreement, dated August 15, 2017, as amended on December 7, 2017, by and among the Company, Estre and the Sponsor (incorporated by reference to Exhibit 2.2 of the Registrant’s Current Report on Form 8-K, filed with the SEC on December 7, 2017).

10.2	Exchange and Support Agreement, dated December 21, 2017, by and among ESTR, the Company and each of the holders of Founder Shares.

10.3

Registration Rights and Lock-Up Agreement, dated December 21, 2017, by and among ESTR, the Sponsor and certain other persons and entities which will hold Ordinary Shares upon the Closing pursuant to the terms of the Transaction Agreement.

10.4	Warrant Amendment dated December 21, 2017, by and among the Company, ESTR and Continental Stock Transfer & Trust Company.

* Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ESTRE USA INC.

By:	/s/ Sergio Pedreiro
	Name:	Sergio Pedreiro
	Title:	President

Date:   December 27, 2017